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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 14, 2006

                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

             (Exact name of registrant as specified in its charter)


        Maryland                     000-25771                 13-3951476
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)         Identification Number)

                              50 Rockefeller Plaza
                    New York, NY                                  10020
               (Address of principal executive offices)         (Zip Code)

                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.
The registrant announced today that because of a proposed merger with Corporate Property Associates 12, it had made an interim adjustment to its net asset value ("NAV") as of July 14, 2006. As a result of these adjustments, its NAV has been determined to be $11.85 per share.

The registrant normally calculates its per share NAV annually as of year-end, based on a third party appraisal firm's estimate of the fair market value of the registrant's real property. The registrant then adjusts this amount based on the estimated fair market value of the mortgages encumbering registrant's real property, estimated disposition costs (including estimates of expenses, commissions, and fees payable to its advisor), and an estimate of the registrant's net other assets and liabilities as of the same date. The estimate of the registrant's net other assets and liabilities is based on unaudited preliminary financial results, which may differ from amounts included in the registrant's audited consolidated financial statements. The estimate produced by this calculation is then rounded to the nearest $0.10.

On March 15, 2006 the registrant had announced that the December 31, 2005 NAV had been determined to be $12.40 per share. That amount was then adjusted downward as of July 14, 2006 (a) by $0.45 per share to reflect the special distribution paid on July 14, 2006 for the gains resulting from the sale of a facility in Rochester, MN and an office building in New York, NY and (b) by $0.10 per share to reflect the re-appraisal of the Starmark Holdings, LLC asset as a result of the significant restructuring of its master lease and the sale of two properties as mentioned above.

The registrant intends to mail a notification to certain broker/dealers and will post the updated NAV on its website.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

     Date: July 20, 2006             By: /s/ Susan C. Hyde
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                                Susan C. Hyde, Executive Director and Secretary